VALUED ADVISERS TRUST

LS Opportunity Fund

Supplement dated December 23, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated October 1, 2025

(as supplemented from time to time)

Based on the recommendation of Long Short Advisors, LLC (the “Advisor), the Board of Trustees of the Trust (the “Board”), has approved Gator Capital Management, LLC (“GCM”) as a new, interim sub-advisor to the Fund, effective as of December 30, 2025. In connection with this appointment, the Board approved an interim sub-advisory agreement between the Advisor and GCM. This arrangement is intended to ensure consistency in the Fund’s portfolio management. GCM is a registered investment advisor with experience advising and sub-advising long/short value-oriented mutual funds. A permanent sub-advisor will be selected by the Advisor and will be subject to the approval of the Board and the Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

* * * * *

This Supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (877) 336-6763.